Exhibit 10.5

TRXADE, INC.

FIRST AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) is entered into on August 29, 2022, and effective as of September 1, 2022 (the “Effective Date”), by and between TRxADE, INC., a Florida corporation (the “Company”), and Prashant Patel, an individual (the “Executive”) (each of the Company and Executive are referred to herein as a “Party”, and collectively referred to herein as the “Parties”).

WHEREAS, effective on May 24, 2013, the Parties entered into an Executive Employment Agreement 1 (as amended, the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement on the terms set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the parties hereby acknowledge and confirm the receipt and sufficiency thereof, the parties hereto agree as follows:

1. Amendment to Agreement.

(a) Effective as of the Effective Date, a new Section 6(c) shall be added to the Agreement which shall provide as follows:

“(c) Solely during the 12 month period from September 1, 2022 to August 31, 2023, a total of $10,000 of the Base Salary payable to Executive shall be paid by way of $10,000 in shares of common stock of TRxADE HEALTH, INC., the Company’s parent corporation (the “Parent”), issuable pursuant to the Parent’s Second Amended and Restated 2019 Equity Incentive Plan, and valued at the closing sales price of the Parent’s common stock on the Nasdaq Capital Market on the date that the Amendment to Executive Employment Agreement effective September 1, 2022, is approved by the Board of Directors and Compensation Committee of the Parent, and with such vesting terms as approved by the Board of Directors and Compensation Committee of the Parent.”

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written to be effective as of the Effective Date.

“COMPANY”
TRXADE, INC.
a Florida corporation

	By:	/s/ Suren Ajjarapu
Name:
Title:
“EXECUTIVE”
/s/ Prashant Patel
Prashant Patel

1 https://www.sec.gov/Archives/edgar/data/1382574/000107878214001329/form10_ex10z6.htm